Semi
Annual

                                [GRAPHIC OMITTED]

                               SEPTEMBER 30, 2002

Report

FRANKLIN MULTI-INCOME TRUST



[LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
                    INVESTMENTS

          THANK YOU FOR INVESTING WITH
      FRANKLIN TEMPLETON. WE ENCOURAGE
 OUR INVESTORS TO MAINTAIN A LONG-TERM
     PERSPECTIVE AND REMEMBER THAT ALL
   SECURITIES MARKETS MOVE BOTH UP AND
 DOWN, AS DO MUTUAL FUND SHARE PRICES.
       WE APPRECIATE YOUR PAST SUPPORT
      AND LOOK FORWARD TO SERVING YOUR
  INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]
CHRISTOPHER J. MOLUMPHY, CFA
SENIOR PORTFOLIO MANAGER
FRANKLIN MULTI-INCOME TRUST

SHAREHOLDER LETTER



--------------------------------------------------------------------------------
YOUR TRUST'S GOAL: FRANKLIN MULTI-INCOME TRUST SEEKS TO PROVIDE HIGH, CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Franklin Multi-Income Trust covers the period ended September 30, 2002. During the six months under review, the Trust faced an extremely difficult environment. Although the U.S. economy had emerged from recession by the end of 2001, economic growth was unexpectedly weak in second quarter 2002. This tepid recovery left many analysts and investors fearing a double-dip recession. The slow growth environment pressured corporate earnings outlooks and appeared to hold back improvement of high yield issuers' credit profiles. Moreover, several cases of corporate malfeasance came to light. Finally, toward the end of the period, the possibility of military action in Iraq created uncertainty about oil prices. The magnitude of the accounting scandals, combined with ongoing worries about the economy and war, caused the financial markets to reassess the premiums required to incur risk and resulted in poor performance for most asset classes. During the six-month period, the Dow Jones Industrial Average (the Dow),


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Trust's Statement of Investments (SOI). The SOI begins on page 14.



CONTENTS

Shareholder Letter ................. 1

Performance Summary ................ 7

Dividend Reinvestment
and Cash Purchase Plan ............. 9

Financial Highlights &
Statement of Investments ...........13

Financial Statements ...............18

Notes to
Financial Statements ...............22

Standard & Poor's 500 Composite Index (S&P 500) and the Nasdaq Composite Index (Nasdaq) were down 26.28%, 28.34% and 35.90%, respectively.(1)

[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Based on Total Market Value
9/30/02

Corporate Bonds                      58.8%
Utilities Stocks                     35.9%
Misc. Equities & Preferred Stocks     4.1%
Foreign Currency Denominated Bonds    0.4%
Cash & Equivalents                    0.8%

The unsettled environment also negatively affected returns on the Trust's two primary asset classes, high yield bonds and utilities stocks. High yield bonds posted negative returns due to concerns regarding high default rates as well as the timing and pace of a corporate earnings recovery. The yield spread over U.S. Treasuries, a good measure of the risk premium investors demand for holding high yield bonds, increased from 7.4% at the beginning of the period to 10.6% on September 30, 2002.(2) Bond yield and prices move in an inverse relationship, so that when bond yields rise, their prices fall. Utility stocks performed even more poorly, as the sector was plagued by trading scandals and lower commodity power prices. For the six-month period, the S&P Utility Index declined 35.43%.(3) Within this difficult environment, as of September 30, 2002, Franklin Multi-Income Trust posted six-month cumulative total returns of -26.19% based on change in net asset value and -22.64% based on the change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 7.



1. Source: Standard & Poor's Micropal. The Dow is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

2. Source: Credit Suisse First Boston (CSFB). The CSFB High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

3. Source: Standard & Poor's Micropal. The unmanaged S&P Utilities Index is a market capitalization-weighted index that includes utility stocks in the S&P 500 Index. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

SECTOR/INDUSTRY DISCUSSIONS

HEALTH SERVICES

We consider health services an attractive sector due to its defensive nature and stable revenue streams. Health care continued to benefit from increased Medicare spending and higher reimbursement rates received from managed care and insurance companies. During the reporting period, we initiated a position in Ventas, a real estate investment trust that owns nursing homes and hospitals. We liked Ventas for its strong asset value and stable revenues. Sales included our Insight Health Services position. Although we considered Insight to have an attractive credit profile, trading levels on the bonds fully reflected this, and the bonds did not offer as compelling a return profile as Ventas, in our opinion.

GAMING

The gaming industry posted solid performance during the period, as travel rebounded from its post-September 11 dip and consumer spending held up well. The gaming industry's ability to generate solid cash flow and the substantial value of its hotel and casino assets also contributed to the sector's strong performance. As a result of the gains made over the past six months, our Park Place Entertainment bonds were selling at levels that we viewed as no longer attractive. We sold our Park Place issues and invested the proceeds in a Venetian Casinos position. In our opinion, Venetian bonds offer investors security as well as better total return potential with the casino's relatively new, "must-see" appeal on the Las Vegas strip.

TOP 10 HOLDINGS
9/30/02

COMPANY                % OF TOTAL
SECTOR/INDUSTRY           MARKET
(SECURITY TYPE)           VALUE
---------------------------------
Exelon Corp.                 2.9%
UTILITIES (STOCK)

FPL Group Inc.               2.8%
UTILITIES (STOCK)

Entergy Corp.                2.6%
UTILITIES (STOCK)

Dominion Resources Inc.      2.4%
UTILITIES (STOCK)

Station Casinos Inc.         2.4%
CONSUMER SERVICES (BOND)

Host Marriott                2.4%
CONSUMER SERVICES (BOND)

Alliance Imaging Inc.        2.2%
HEALTH SERVICES (BOND)

Horseshoe Gaming
Holding Corp.                2.2%
CONSUMER SERVICES (BOND)

Sinclair Capital             2.1%
CONSUMER SERVICES (STOCK)

Chancellor Media Corp.       2.1%
CONSUMER SERVICES (BOND)

DIVIDEND DISTRIBUTIONS
4/1/02-9/30/02

                         DIVIDEND
MONTH                   PER SHARE
---------------------------------
April                   5.6 cents
May                     5.6 cents
June                    5.6 cents
July                    5.6 cents
August                  5.6 cents
September               5.6 cents
---------------------------------
TOTAL                  33.6 cents


PAY TELEVISION

During the reporting period, scandal rocked the pay television industry when it was discovered that Adelphia, one of the largest cable service providers, had engaged in fraudulent activities. This revelation prompted worries about industry-wide accounting practices and raised questions about the ability of several companies to fund large capital expenditure plans. In our opinion, the fraud was a company-specific event and does not characterize the entire industry. Pay television fundamentals remain solid, as demand for cable services continued to grow and the stable revenue stream offers protection from economic weakness. Since we believe the industry's underlying assets and business fundamentals remained strong, we maintained our holdings during the period.

UTILITIES

Public utility stocks experienced substantial volatility during the six months under review due to several extraordinary factors. Prior to the period, Enron's collapse and subsequent bankruptcy dealt the first major blow to an industry in the middle stages of deregulation. Regulatory and legal investigations into energy trading activities at several integrated utility companies took place, and electricity prices dropped as supply outpaced demand, which led to lower profits from companies selling electricity on the open markets. Within this environment, those electric and natural gas utilities that chose not to pursue unregulated investment opportunities over the past few years performed better, as falling interest rates lowered borrowing costs, enabling such companies to remain dedicated to their regulated utility franchises. We have historically focused most of our utility investments among such companies, and several of these holdings benefited the Trust, including TXU, Atmos Energy, DTE Energy, Dominion Resources, FPL Group and Southern Co.

WHAT'S AHEAD

Continued equity market volatility makes it impossible to forecast near-term results with any degree of accuracy. However, despite a difficult six-month period, we remain optimistic about the Trust's long-term prospects. To better position the Trust to withstand further market volatility, we decided to decrease the Trust's leverage by repurchasing a portion of its debt. Additionally, we believe the current environment of low interest rates and tame inflation may sustain the nascent economic recovery, which could eventually lead to higher corporate profitability.

In our opinion, the worst news on corporate defaults seems behind us and credit quality should gradually improve going forward. The majority of new high yield issuance over the past several years stemmed from higher-rated companies with stronger balance sheets, improving the market's average credit profile. Furthermore, the yield spread between Treasuries and high yield bonds stood at 10.6% on September 30, 2002, well above the 10-year average spread of 5.6%.(2) This relatively high spread reflects the additional compensation investors received for taking on the credit risk inherent in the high yield market.

Looking ahead, we expect utilities to refocus on their regulated utility operations and strive toward strengthening their balance sheets and increasing dividends. Relative yields remain high versus historical levels, and we foresee excellent total return potential should the yield difference between utility stocks and Treasury bonds narrow as expected. Overall, we hold a positive outlook for the Trust.

We thank you for your continued investment in Franklin Multi-Income Trust and welcome your comments or suggestions.

Sincerely,

/S/ SIGNATURE
Christopher J. Molumphy, CFA
Senior Portfolio Manager

/S/ SIGNATURE
Glenn I. Voyles, CFA
Portfolio Manager

Franklin Multi-Income Trust


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 9/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE TRUST'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE TRUST'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE TRUST'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON TRUST DISTRIBUTIONS OR THE SALE OF TRUST SHARES.

PRICE AND DISTRIBUTION INFORMATION

                                   CHANGE            9/30/02            3/31/02
--------------------------------------------------------------------------------
Net Asset Value                    -$2.58             $6.13              $8.71
Market Price (NYSE)                -$2.28             $6.42              $8.70

DISTRIBUTIONS (4/1/02-9/30/02)
Dividend Income                    $0.336

PERFORMANCE

                                     6-MONTH  1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)
 Based on change in net asset value  -26.19%  -19.85%  -11.18%  +64.94%
 Based on change in market price     -22.64%  -10.18%  +8.14%   +76.79%
Average Annual Total Return(1)
 Based on change in net asset value  -26.19%  -19.85%  -2.34%   +5.13%
 Based on change in market price     -22.64%  -10.18%  +1.58%   +5.86%
Distribution Rate(2)                       10.47%

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's 5.6 cent per share September dividend and the NYSE closing price of $6.42 on 9/30/02.

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments. Investments in emerging markets are subject to heightened risks. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

PORTFOLIO OPERATIONS




CHRISTOPHER J. MOLUMPHY

SENIOR PORTFOLIO MANAGER
FRANKLIN ADVISERS, INC.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Multi-Income Trust since 1991.


GLENN I. VOYLES

PORTFOLIO MANAGER
FRANKLIN ADVISERS, INC.
--------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN


The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc. (the "Plan Agent"), Attn: Franklin Multi-Income Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for all full shares; or (b) that you prefer the Plan Agent to sell your shares and send you the proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN MULTI-INCOME TRUST
Financial Highlights



                                                        SIX MONTHS ENDED                       YEAR ENDED MARCH 31,
                                                       SEPTEMBER 30, 2002 ---------------------------------------------------
                                                           (UNAUDITED)    2002       2001        2000        1999       1998
                                                       ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................     $ 8.71       $ 9.80     $ 8.97      $10.04      $11.98    $ 10.34
                                                       ----------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................        .27          .63        .66         .71         .76        .72
 Net realized and unrealized gains (losses) ..........      (2.52)       (1.05)       .84        (.84)      (1.70)      2.18
                                                       ----------------------------------------------------------------------
Total from investment operations .....................      (2.25)        (.42)      1.50        (.13)       (.94)      2.90
                                                       ----------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................       (.34)        (.67)      (.67)       (.70)       (.77)      (.77)
 Net realized gains ..................................         --           --         --        (.24)       (.23)      (.49)
                                                       ----------------------------------------------------------------------
Total distributions ..................................       (.34)        (.67)      (.67)       (.94)      (1.00)     (1.26)
                                                       ----------------------------------------------------------------------
Net asset value, end of period .......................     $ 6.12       $ 8.71     $ 9.80      $ 8.97      $10.04     $11.98
                                                       ======================================================================
Market value, end of period(a) .......................     $6.420       $8.700     $8.620      $7.000      $9.000    $11.000
                                                       ======================================================================

Total return (based on market value per share)(b) ....   (22.64)%        9.23%     33.54%    (12.29)%     (9.58)%     32.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................    $35,877      $51,047    $57,412     $52,559     $58,827    $70,190
Ratios to average net assets:
 Expenses ............................................      4.77%(c)     3.45%      3.23%       3.30%       3.07%      3.00%
 Net investment income ...............................      7.27%(c)     6.97%      6.88%       7.33%       6.87%      6.47%
Portfolio turnover rate ..............................     13.35%       18.27%     26.72%      30.42%      24.31%     45.31%
Total debt ...........................................    $14,000      $16,000    $16,000     $16,000     $16,000     16,000
Asset coverage per $1,000 of debt ....................    $ 2,563      $ 3,190    $ 3,588     $ 3,285     $ 3,677     $4,387
Average amount of notes per share during the period ..      $2.69        $2.73      $2.73       $2.73       $2.73      $2.73

a Based on the last sale on the New York Stock Exchange.
b Total return is not annualized for periods less than one year.
c Annualized.

                       See notes to financial statements.
                                                                              13

FRANKLIN MULTI-INCOME TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (UNAUDITED)

                                                                                        SHARES/
                                                                                       WARRANTS                      VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 49.2%
  COMMUNICATIONS 4.5%
  AT&T Corp. .......................................................................     76,500                $   918,765
a AT&T Wireless Services Inc. ......................................................     12,067                     49,716
  BellSouth Corp. ..................................................................     34,000                    624,240
a Loral Space & Communications Ltd., wts., 12/27/06 ................................      4,188                        210
a Loral Space & Communications Ltd., wts., 1/15/07 .................................      1,000                         10
a McleodUSA Inc., wts., 4/16/07 ....................................................      3,884                        155
                                                                                                               ------------
                                                                                                                 1,593,096
                                                                                                               ------------
  CONSUMER SERVICES .1%
  Marriott International Inc., A ...................................................      1,052                     30,497
                                                                                                               ------------
a RETAIL TRADE
  Stage Stores, Inc. ...............................................................        275                      5,965
                                                                                                               ------------
  UTILITIES 44.6%
  Allegheny Energy Inc. ............................................................     30,000                    393,000
  Ameren Corp. .....................................................................     11,800                    491,470
  American Electric Power Co. Inc. .................................................     27,500                    784,025
  Atmos Energy Corp. ...............................................................     35,000                    752,500
  CMS Energy Corp. .................................................................     34,000                    274,040
  Dominion Resources Inc. ..........................................................     23,400                  1,187,082
  DPL Inc. .........................................................................     25,000                    411,250
  DTE Energy Co. ...................................................................     25,000                  1,017,500
  Duke Energy Corp. ................................................................     45,900                    897,345
  Energy East Corp. ................................................................     20,000                    396,200
  Entergy Corp. ....................................................................     30,000                  1,248,000
  Exelon Corp. .....................................................................     30,000                  1,425,000
  FirstEnergy Corp. ................................................................      6,100                    182,329
  FPL Group Inc. ...................................................................     25,000                  1,345,000
  NSTAR ............................................................................     15,500                    613,025
  Public Service Enterprise Group Inc. .............................................     22,000                    671,000
  Puget Energy Inc. ................................................................     37,000                    755,170
  Questar Corp. ....................................................................     12,500                    285,500
  Reliant Energy Inc. ..............................................................     55,400                    554,554
  SCANA Corp. ......................................................................     12,621                    328,398
  Sempra Energy ....................................................................     26,000                    510,900
  Southern Co. .....................................................................     30,000                    863,400
  TXU Corp. ........................................................................     15,000                    625,650
                                                                                                               ------------
                                                                                                                16,012,338
                                                                                                               ------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $18,718,081) ..............................                            17,641,896
                                                                                                               ------------

FRANKLIN MULTI-INCOME TRUST


                                                                                         SHARES                   VALUE
----------------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCKS 2.9%

  CONSUMER SERVICES 2.9%
  Sinclair Capital, 11.625%, pfd. (Cost $1,000,000) ..............................       10,000                $ 1,047,500
                                                                                                               ------------
  CONVERTIBLE PREFERRED STOCKS 2.4%
a COMMUNICATIONS
  McleodUSA Inc., cvt. pfd. ......................................................        1,753                      2,630
                                                                                                               ------------
  CONSUMER DURABLES .3%
  Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ..............................        2,500                    100,725
                                                                                                               ------------
  CONSUMER SERVICES .4%
  Host Marriott Corp., 6.75%, cvt. pfd. ..........................................        4,400                    157,520
                                                                                                               ------------
  UTILITIES 1.7%
  Aquila Inc., 9.75%, cvt. pfd. ..................................................       34,800                    194,880
  CMS Energy Trust I, 7.75%, cvt. pfd. ...........................................       18,000                    421,092
                                                                                                               ------------

                                                                                                                   615,972
                                                                                                               ------------

  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $2,454,132) ...........................                                 876,847
                                                                                                               ------------

                                                                                      PRINCIPAL
                                                                                      AMOUNT(d)
                                                                                     ----------
  BONDS 80.7%
  COMMERCIAL SERVICES 4.4%
  Johnsondiversey Inc., senior sub. note, 144A, 9.625%, 5/15/12 ..................   $  200,000                    201,000
  Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11 ........................    1,000,000                    115,000
  Quebecor Media Inc., senior note, 11.125%, 7/15/11 (Canada) ....................    1,000,000                    805,000
  William Carter, 10.875%, 8/15/11 ...............................................      400,000                    442,500
                                                                                                               ------------
                                                                                                                 1,563,500
                                                                                                               ------------
  COMMUNICATIONS 10.2%
  Crown Castle International Corp., senior disc. note, zero cpn. to
   8/01/04, 11.25% thereafter, 8/01/11 ...........................................    1,000,000                    435,000
  Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ................    1,000,000                    645,000
  Loral CyberStar Inc., senior note, 10.00%, 7/15/06 .............................      424,000                    167,480
b Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ..............................    1,000,000                     12,500
  Millicom International Cellular SA, senior disc. note, 13.50%,
   6/01/06 (Luxembourg) ..........................................................    1,500,000                    412,500
  Nextel Communications Inc., senior note, 9.375%, 11/15/09 ......................    1,000,000                    765,000
  Nextel Partners Inc., senior sub. note, 11.00%, 3/15/10 ........................      300,000                    199,500
  Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 .............................      500,000                    342,500
  Triton PCS Inc., senior sub. note, 8.75%, 11/15/11 .............................      500,000                    332,500
  Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 .....................      312,000                    321,360
b Williams Communications Group Inc., senior note, 10.875%, 10/01/09 .............      300,000                     31,500
b XO Communications Inc., 9.625%, 10/01/07 .......................................      500,000                      7,500
b XO Communications Inc., 9.00%, 3/15/08 .........................................      500,000                      2,550
                                                                                                               ------------
                                                                                                                 3,674,890
                                                                                                               ------------

FRANKLIN MULTI-INCOME TRUST

                                                                                      PRINCIPAL
                                                                                      AMOUNT(d)                    VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  CONSUMER NON-DURABLES 3.6%
  Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09 ........................     $  400,000               $    424,000
  Dimon Inc., senior note, 9.625%, 10/15/11 ....................................        500,000                    525,625
  Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ............      1,000,000                    355,000
                                                                                                              -------------
                                                                                                                 1,304,625
                                                                                                              -------------
  CONSUMER SERVICES 25.3%
b Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ................      1,000,000                    365,000
  CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 (Canada) ..............        500,000                    532,500
  Chancellor Media Corp., senior note, 8.00%, 11/01/08 .........................        500,000                    522,500
  Chancellor Media Corp., senior sub. note, B, 8.75%, 6/15/07 ..................        500,000                    517,500
  Charter Communications Holdings LLC, senior disc. note, zero cpn.
   to 4/01/04, 9.92% thereafter, 4/01/11 .......................................      1,000,000                    470,000
  Charter Communications Holdings LLC, senior note, 11.125%, 1/15/11 ...........        500,000                    317,500
  Diamond Holdings PLC, senior note, 9.125%, 2/01/08 (United Kingdom) ..........        500,000                    402,500
  EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 .....................      1,000,000                    995,000
  Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 ............      1,000,000                  1,050,000
  Host Marriott LP, 9.50%, 1/15/07 .............................................        500,000                    501,250
  Host Marriott LP, senior note, 9.25%, 10/01/07 ...............................        500,000                    497,500
  LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00%
   thereafter, 3/01/08 .........................................................        850,000                    843,625
  Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ......................      1,100,000                  1,185,250
  Telewest Communications PLC, senior disc. note, zero cpn. to
   4/15/04, 9.25% thereafter, 4/15/09 (United Kingdom) .........................        500,000                     81,250
  Venetian Casino/LV Sands, 144A, 11.00%, 6/15/10 ..............................        800,000                    788,000
                                                                                                              -------------
                                                                                                                 9,069,375
                                                                                                              -------------
b DISTRIBUTION SERVICES
  AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 .............        250,000                        125
                                                                                                              -------------
  ELECTRONIC TECHNOLOGY .9%
  Solectron Corp., senior note, 9.625%, 2/15/09 ................................        400,000                    332,000
                                                                                                              -------------
  HEALTH SERVICES 4.8%
  Alliance Imaging Inc., senior sub. note, 10.375%, 4/15/11 ....................      1,000,000                  1,065,000
  Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ..............      1,000,000                    245,000
  Ventas Realty LP Capital Corp., senior note, 9.00%, 5/01/12 ..................        400,000                    415,000
                                                                                                              -------------
                                                                                                                 1,725,000
                                                                                                              -------------
  INDUSTRIAL SERVICES 5.0%
  Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 .............        500,000                    467,500
  Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
   9.875% thereafter, 2/15/08 ..................................................        500,000                    497,500
  URS Corp., senior sub. note, 12.25%, 5/01/09 .................................      1,000,000                    825,000
                                                                                                              -------------
                                                                                                                 1,790,000
                                                                                                              -------------
  NON-ENERGY MINERALS 3.2%
  Compass Minerals Group, senior sub. note, 10.00%, 8/15/11 ....................        600,000                    639,000
  Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08 .................        200,000                    209,000
  Steel Dynamics Inc., senior note, 144A, 9.50%, 3/15/09 .......................        300,000                    304,500
                                                                                                              -------------
                                                                                                                 1,152,500
                                                                                                              -------------

FRANKLIN MULTI-INCOME TRUST

                                                                                      PRINCIPAL
                                                                                      AMOUNT(d)                    VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)

  PROCESS INDUSTRIES 15.1%
  Anchor Glass, first mortgage, 11.25%, 4/01/05 .............................        $1,000,000               $    955,000
  Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09 .......         1,000,000                    745,000
  Equistar Chemical, senior note, 10.125%, 9/01/08 ..........................           200,000                    180,000
  FiberMark Inc., senior note, 10.75%, 4/15/11 ..............................         1,000,000                    990,000
  Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03,
   10.75% thereafter, 1/15/09 ...............................................           200,000                    181,000
  Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 .................           200,000                    183,000
  Huntsman ICI Chemicals LLC, senior disc. note, zero cpn., 12/31/09 ........         2,000,000                    450,000
  MDP Aquisitions PLC, senior note, 144A, 9.625%, 10/01/12 (Irish Republic) .           300,000                    297,750
  OM Group Inc., senior sub. note, 9.25%, 12/15/11 ..........................           200,000                    198,000
b Pindo Deli Finance Mauritius, senior note, 10.25%, 10/01/02 (Indonesia) ...         1,000,000                    237,500
  Riverwood International, senior sub. note, 10.875%, 4/01/08 ...............         1,000,000                  1,005,000
                                                                                                              -------------
                                                                                                                 5,422,250
                                                                                                              -------------
  PRODUCER MANUFACTURING 6.5%
b Aetna Industries Inc., senior note, 11.875%, 10/01/06 .....................         1,000,000                    232,500
  NMHG Holding Co., senior note, 10.00%, 5/15/09 ............................           300,000                    304,500
  Nortek Inc., senior note, B, 9.125%, 9/01/07 ..............................           750,000                    757,500
  Nortek Inc., senior note, B, 8.875%, 8/01/08 ..............................           250,000                    250,625
  Terex Corp., senior sub. note, 9.25%, 7/15/11 .............................           800,000                    784,000
                                                                                                              -------------
                                                                                                                 2,329,125
                                                                                                              -------------
  UTILITIES 1.7%
  Calpine Corp., senior note, 8.625%, 8/15/10 ...............................         1,000,000                    405,000
  ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) .................         2,175,000 ZAR                196,040
                                                                                                              -------------
                                                                                                                   601,040
                                                                                                              -------------
  TOTAL BONDS (COST $40,855,020) ............................................                                   28,964,430
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $63,027,233) ............................                                   48,530,673
                                                                                                              -------------
                                                                                        SHARES
                                                                                       --------
c SHORT TERM INVESTMENTS 1.1%
  Franklin Institutional Fiduciary Trust Money Market Portfolio
   (Cost $385,118) ..........................................................           385,118                    385,118
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $63,412,351) 136.3% ...............................                                   48,915,791
  OTHER ASSETS, LESS LIABILITIES (36.3)% ....................................                                  (13,038,993)
                                                                                                              -------------
  Total Net Assets 100.0% ...................................................                                 $ 35,876,798
                                                                                                              =============
  CURRENCY ABBREVIATIONS:
  ZAR - South African Rand

a Non-income producing
b See Note 7 regarding defaulted securities.
c The Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) is managed by Franklin Advisers, Inc.
d The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ..................................................................... $ 63,412,351
                                                                             =============
  Value ....................................................................   48,915,791
 Receivables:
  Investment securities sold ...............................................      385,994
  Dividends and interest ...................................................      985,843
 Note issuance cost (Note 3) ...............................................       37,734
                                                                             -------------
      Total assets .........................................................   50,325,362
                                                                             -------------
Liabilities:
 Payables:
  Affiliates ...............................................................       36,671
  Note (Note 3) ............................................................   14,000,000
  Accrued interest (Note 3) ................................................       39,375
 Distributions to shareholders .............................................      328,026
  Other liabilities ........................................................       44,492
                                                                             -------------
      Total liabilities ....................................................   14,448,564
                                                                             -------------
       Net assets, at value ................................................ $ 35,876,798
                                                                             =============
Net assets consist of:
 Undistributed net investment income ....................................... $   (784,030)
 Net unrealized depreciation ...............................................  (14,496,721)
 Accumulated net realized loss .............................................   (2,632,565)
 Capital shares ............................................................   53,790,114
       Net assets, at value ................................................ $ 35,876,798
                                                                             =============
Net asset value per share ($35,876,798 / 5,857,600 shares outstanding) .....        $6.12
                                                                             =============

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)

Investment Income:
 Dividends ....................................................................$    690,872
 Interest .....................................................................   1,929,905
                                                                               -------------
      Total investment income .................................................   2,620,777
                                                                               -------------
Expenses:
 Management fees (Note 4) .....................................................     248,930
 Transfer agent fees ..........................................................      22,974
 Custodian fees ...............................................................         401
 Reports to shareholders ......................................................       8,191
 Registration and filing fees .................................................         150
 Professional fees ............................................................      19,445
 Trustees' fees and expenses ..................................................       3,972
 Amortization of note issuance costs (Note 3) .................................       9,458
 Note prepayment fee (Note 3) .................................................     178,852
 Other ........................................................................      14,449
                                                                               -------------
      Expenses before interest expense ........................................     506,822
      Interest expense (Note 3) ...............................................     531,000
                                                                               -------------
       Total expenses .........................................................   1,037,822
                                                                               -------------
        Net investment income .................................................   1,582,955
                                                                               -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................................  (2,249,857)
  Foreign currency transactions                                                       1,507
                                                                               -------------
      Net realized loss .......................................................  (2,248,350)
 Net unrealized depreciation on:
  Investments ................................................................. (12,536,156)
  Translation of assets and liabilities denominated in foreign currencies .....        (258)
                                                                               -------------
      Net unrealized depreciation ............................................. (12,536,414)
                                                                               -------------
Net realized and unrealized loss .............................................. (14,784,764)
                                                                               -------------
Net decrease in net assets resulting from operations ..........................$(13,201,809)
                                                                               =============


                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2002

                                                                                            SIX MONTHS ENDED        YEAR ENDED
                                                                                           SEPTEMBER 30, 2002     MARCH 31, 2002
                                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................    $  1,582,955         $ 3,699,076
  Net realized gain (loss) from investments and foreign currency transactions ...........      (2,248,350)             11,744
  Net unrealized depreciation on investments and translation of assets and liabilities
   denominated in foreign currencies ....................................................     (12,536,414)         (6,139,904)
                                                                                           -------------------------------------
      Net decrease in net assets resulting from operations ..............................     (13,201,809)         (2,429,084)
 Distributions to shareholders from net investment income ...............................      (1,968,154)         (3,936,307)
                                                                                           -------------------------------------
      Net decrease in net assets ........................................................     (15,169,963)         (6,365,391)
Net assets:
 Beginning of period ....................................................................      51,046,761          57,412,152
                                                                                           -------------------------------------
 End of period ..........................................................................    $ 35,876,798         $51,046,761
                                                                                           =====================================
Undistributed net investment income included in net assets:
 End of period ..........................................................................    $   (784,030)        $  (398,831)
                                                                                           =====================================

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)

Cash flow from operating activities:
 Dividends and interest received ............................................. $  2,482,710
 Operating expenses paid .....................................................     (324,601)
 Interest expense paid .......................................................     (539,625)
                                                                               -------------
  Cash provided - operations .................................................    1,618,484
                                                                               =============
Cash flow from investing activities
 Investment purchases ........................................................  (17,655,072)
 Investment sales and maturities .............................................   20,164,700
                                                                               -------------
  Cash provided - investments ................................................    2,509,628
                                                                               =============
Cash flow from financing activities:
 Prepayment of note (Note 3) .................................................   (2,178,852)
 Distributions to shareholders ...............................................   (1,968,154)
                                                                               -------------
  Cash used - financing ......................................................   (4,147,006)
                                                                               =============
Net change in cash ...........................................................      (18,894)
Cash at beginning of period ..................................................       18,894
                                                                               -------------
Cash at end of period ........................................................ $         --
                                                                               =============
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002

Net investment income ........................................................ $  1,582,955
 Amortization income .........................................................     (295,739)
 Amortization of note issuance costs .........................................        9,458
 Decrease in dividends and interest receivable ...............................      157,672
 Decrease in other liabilities ...............................................      (14,714)
 Note prepayment fee .........................................................      178,852
                                                                               -------------
Cash provided - operations ................................................... $  1,618,484
                                                                               =============

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2002, there were an unlimited number of shares authorized ($0.01 par value). During the period ended September 30, 2002, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. SENIOR FIXED-RATE NOTES

On August 16, 1999, the Fund issued $16 million principal amount of a new class of five-year senior note (the Note). The Note is a general unsecured obligation of the Fund and ranks senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Note bears interest, payable semi-annually, at the rate of 6.75% per year, to maturity on September 15, 2004. The Note was issued in a private placement, and is not available for resale; therefore, no market value can be obtained for the Note. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Note of at least 300%. The Fund has met these requirements during the period ended September 30, 2002.

The issuance costs of $96,069 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Note.

During the period ended September 30, 2002, the Fund retired $2,000,000 of principal amount of its Note for $2,178,852. The Fund paid a note prepayment fee of $178,852 as required by the Note agreement. The note prepayment fee is disclosed in the accompanying Statement of Operations.

4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of the following entities:


     ENTITY                                           AFFILIATION
     ------------------------------------------------------------------------
     Franklin Advisers, Inc. (Advisers)               Investment manager
     Franklin Templeton Services, LLC (FT Services)   Administrative manager


The Fund pays an investment management fee to Advisers of .85% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

4. TRANSACTIONS WITH AFFILIATES (cont.)

Management fees were reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. INCOME TAXES

At March 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2008 .......................................   $ 24,985
         2009 .......................................    150,106
                                                        --------
                                                        $175,091
                                                        ========

At March 31, 2002, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2001 of $206,735 and $2,389, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2003.

At September 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $63,424,762 was as follows:

        Unrealized appreciation ....................$  3,413,122
        Unrealized depreciation .................... (17,922,093)
                                                    -------------
        Net unrealized depreciation ................$(14,508,971)
                                                    =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2002 aggregated $7,696,652 and $9,377,738, respectively.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 60.48% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 2002, the Fund held defaulted securities with a value aggregating $889,175 representing 2.5% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

The Fund discontinues accruing income on defaulted bonds for which it is deemed uncollectible, and provides an estimate for losses on interest receivable.

8. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees or may represent the Funds in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Adelphia Communications Corp. and Metrocall Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

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

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

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

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[REGISTRATION MARK] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund(2)
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund(3)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(4)
Franklin Short-Intermediate
 U.S. Government Securities Fund(3)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(3)
Franklin Federal Money Fund(3,5)
Franklin Money Fund(3,5)


TAX-FREE INCOME(6)
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(7)
Tax-Exempt Money Fund(3,5)

STATE-SPECIFIC
TAX-FREE INCOME(6)
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust(9)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

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FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
                    INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906




SEMIANNUAL REPORT
FRANKLIN MULTI-INCOME TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDENTURE TRUSTEE
Fleet National Bank
150 Windsor Street
Hartford, CT 06120



To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

MIT S2002 11/02         [LOGO OMITTED]                PRINTED ON RECYCLED PAPER